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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 11, 2003

                                -----------------

                           Mobility Electronics, Inc.

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             (Exact name of registrant as specified in its charter)

             Delaware                       0-30907                    86-0843914
(State or other jurisdiction of     (Commission File Number)         (IRS Employer
incorporation)                                                    Identification No.)

                     17800 North Perimeter Drive, Suite 200
                              Scottsdale, AZ 85225
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (480) 596-0061



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ITEM 5. OTHER EVENTS.

The registrant issued the attached press release relating to the adoption of a stockholder rights plan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99(a)              Press Release dated June 12, 2003.










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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MOBILITY ELECTRONICS, INC.


                                        By: /s/ Joan W. Brubacher
                                                Joan W. Brubacher,
                                                Chief Financial Officer and
                                                Executive Vice President


Date: June 12, 2003









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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

 99(a)              Press Release dated June 12, 2003.